Exhibit 10.3

SECOND AMENDMENT

THIS SECOND AMENDMENT (this “Amendment”) is made effective as of May 31, 2007, by and among (a) TESSCO TECHNOLOGIES INCORPORATED, a Delaware corporation (“TESSCO”), TESSCO SERVICE SOLUTIONS, INC., a Delaware corporation, TESSCO COMMUNICATIONS INCORPORATED, a Delaware corporation, WIRELESS SOLUTIONS INCORPORATED, a Maryland corporation, and TESSCO BUSINESS SERVICES, LLC, a Delaware limited liability company, TESSCO SUPPLY CHAIN SERVICES, LLC, a Delaware limited liability company, TESSCO PRODUCT SOLUTIONS, LLC, a Delaware limited liability company,  TESSCO INTEGRATED SOLUTIONS, LP, a Delaware limited partnership, and GW SERVICE SOLUTIONS, INC, a Delaware corporation (all of the aforementioned entities, including TESSCO, being hereinafter called collectively the “Borrowers”); (b) TESSCO INCORPORATED, a Delaware corporation (the “Guarantor”) (c) the Lenders who are or may become a party to this Agreement;  (d) WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders, and (e) SUNTRUST BANK, as Arrangement Agent (the Administrative Agent and the Arrangement Agent are collectively referred to herein as the “Agents”).

RECITALS

Pursuant to a Credit Agreement dated as of June 30, 2004 by and among TESSCO,  Cartwright Communications Company, a Delaware corporation (“Cartwright”), TESSCO Service Solutions, Inc., TESSCO Communications Incorporated, Wireless Solutions Incorporated, TESSCO Business Solutions, LLC, (all of the aforementioned entities being hereinafter called collectively the “Original Borrowers”), the Lenders named therein, the Administrative Agent and the Arrangement Agent (as the same may from time to time be amended, restated, supplemented, or otherwise modified, the “Credit Agreement”), the Lenders agreed to make available to the Original Borrowers a term loan in the principal amount of $4,500,000 (the “Loan”).  The Original Borrowers’ obligation to repay the Loan with interest is evidenced by a Term Note dated June 30, 2004 from the Original Borrowers made payable to the Lenders in the principal amount of the Loan (as the same may from time to time be amended, restated, supplemented, or otherwise modified, the “Note”).

On March 22, 2006, with the prior consent of the Agents and Lenders, Cartwright entered into an Agreement and Plan of Merger with TESSCO Incorporated, pursuant to which, Cartwright merged with and into TESSCO Incorporated, and TESSCO Incorporated became the survivor of such merger.

The Credit Agreement was amended by a Joinder, Assumption, Ratification and Modification Agreement dated as of August 29, 2006, by and among the Borrowers, the Lenders named therein, and the Agents, whereby the Lenders and the Agents permitted TESSCO Supply Chain Services, LLC, TESSCO Product Solutions, LLC, TESSCO Integrated Solutions, LP, and GW Service Solutions, Inc. to jointly and severally assume the obligations under the Loan Documents, and modify certain other terms and conditions of the Loan Documents.

As used herein, the term “Loan Documents” means collectively, the Credit Agreement, the Note, and all other documents now or hereafter executed and delivered by the Borrowers or any other party or parties to evidence, secure, or guarantee, or in connection with, the Loan.

 The Borrowers have now requested that the Lenders and the Agents make certain modifications to the Credit Agreement, and the Lenders and the Agents have agreed to do so, subject to and upon the terms and conditions hereinafter set forth.

AGREEMENTS

Now, therefore, in consideration of the premises and the mutual agreements herein contained, and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.             Recitals; Defined Terms.  The parties hereto acknowledge that the above Recitals are true and correct and agree that the same are incorporated herein.  Unless the context clearly indicates otherwise, each term used in this Agreement which is defined in the Recitals shall have the meaning given to such term in the Recitals, and each capitalized term used herein which is not otherwise defined herein shall have the meaning given to such term in the Credit Agreement.

2.             Amendments to Credit Agreement.  Effective as of the effective date of this Agreement, the definition of “Revolving Credit Agreement” appearing in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

“Revolving Credit Agreement” means that certain Credit Agreement dated as of the 31st day of May, 2007 by and among (a) TESSCO Technologies Incorporated, a Delaware corporation, TESSCO Service Solutions, Inc., a Delaware corporation, TESSCO Incorporated, a Delaware corporation, TESSCO Communications Incorporated, a Delaware corporation, Wireless Solutions Incorporated, a Maryland corporation, TESSCO Business Services, LLC, a Delaware limited liability company, TESSCO Supply Chain Services, LLC, a Delaware limited liability company, TESSCO Product Solutions, LLC, a Delaware limited liability company, TESSCO Integrated Solutions, LP, a Delaware limited partnership, GW Service Solutions, Inc., a Delaware corporation

3.             Representations and Warranties.  In order to induce the Lenders and the Agents to enter into this Agreement, the Borrowers represent and warrant to the Lenders and the Agents that as of the date hereof (a) no Event of Default exists under the provisions of the Loan Documents, (b) except as to matters of which the Borrowers have advised the Administrative Agent in a writing and which have been acknowledged by the Administrative Agent, all of the representations and warranties of the Borrowers in the Loan Documents are true and correct on the date hereof as if the same were made on the date hereof (provided that any representation or warranty that speaks “as of the Closing Date” or as of any other specific date shall continue to speak as of such date, notwithstanding), (c) no material adverse change has occurred in the business, financial condition, prospects or operations of the Borrowers since the date of the most recent financial statement of the Borrowers furnished to the Lenders and the Agents in accordance with the provisions of the Loan Documents, and (d) this Agreement constitutes the legal, valid and binding obligation of the Borrowers, jointly and severally enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.  If any of the foregoing representations and warranties shall prove to be false, incorrect or misleading in any material respect, the Lenders and the Agents may, in their absolute and sole discretion, declare that a default has occurred and exists under the provisions of the Loan Documents, and the Lenders and the Agents shall be entitled to all of the rights and remedies set forth in the Loan Documents as the result of the occurrence of such default.

4.             Ratification and No Novation.  The Borrowers hereby ratify and confirm all of their obligations, liabilities and indebtedness under the provisions of the Credit Agreement, the Note, and the other Loan Documents, as the same may be amended and modified by this Agreement.  The Lenders, the Agents, and the Borrowers agree that it is their intention that nothing herein shall be construed to extinguish, release or discharge or constitute, create or effect a novation of, or an agreement to extinguish any of the obligations, indebtedness and liabilities of the Borrowers or any other party under the provisions of the Loan Documents.  The Borrowers agree that all of the provisions of the Credit Agreement and the other Loan Documents shall remain and continue in full force and effect as the same may be modified and amended by this Agreement.  In the event of any conflict between the provisions of this Agreement and the provisions of the Loan Documents, the provisions of this Agreement shall control.

5.             Fees, Costs and Expenses.  The Borrowers shall pay to the Agents and the Lenders on demand all costs and expenses both now and hereafter paid or incurred with respect to the preparation, negotiation, execution, administration and enforcement of this Agreement and all documents related thereto, including, without limitation, reasonable attorney’s fees and expenses, recording costs and costs of record searches.

6.             Applicable Law.  This Agreement shall be construed in accordance with and governed by the laws of the State of Maryland.

7.             Binding Effect.  This Agreement shall be binding upon and inure to the benefit of the Lenders, the Agents, and the Borrowers, and their respective successors and assigns.

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IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be executed and sealed, the day and year first above written.

WITNESS:	BORROWERS:

TESSCO TECHNOLOGIES INCORPORATED

/s/	By:	/s/ Robert B. Barnhill, Jr.
Robert B. Barnhill, Jr.
President and Chief Executive Officer

TESSCO SERVICE SOLUTIONS, INC.

/s/	By:	/s/ Robert B. Barnhill, Jr.
Robert B. Barnhill, Jr.
President

TESSCO COMMUNICATIONS INCORPORATED

/s/	By:	/s/ Robert B. Barnhill, Jr.
Robert B. Barnhill, Jr.
President

WIRELESS SOLUTIONS INCORPORATED

/s/	By:	/s/ Robert B. Barnhill, Jr.
Robert B. Barnhill, Jr.
President

TESSCO BUSINESS SERVICES, LLC

/s/	By:	/s/ Robert B. Barnhill, Jr.
Robert B. Barnhill, Jr.
President and Chief Executive Officer

[signatures continue]

TESSCO SUPPLY CHAIN SERVICES, LLC

/s/	By:	/s/ Robert B. Barnhill, Jr.
Robert B. Barnhill, Jr.
President

TESSCO PRODUCT SOLUTIONS, LLC

/s/	By:	/s/ Robert B. Barnhill, Jr.
Robert B. Barnhill, Jr.
President

TESSCO INTEGRATED SOLUTIONS, LP

	By:	TESSCO Product Solutions, LLC,
its general partner

/s/		By:	/s/ Robert B. Barnhill, Jr.
Robert B. Barnhill, Jr.
President

GW SERVICE SOLUTIONS, INC.

/s/	By:	/s/ Robert B. Barnhill, Jr.
Robert B. Barnhill, Jr.
President

GUARANTOR:

TESSCO INCORPORATED

/s/	By:	/s/ Robert B. Barnhill, Jr.
Robert B. Barnhill, Jr.
President and Chief Executive Officer

[signatures continue]

LENDERS:

WACHOVIA BANK, NATIONAL ASSOCIATION

/s/	By:	/s/ Timothy A. Knabe
Timothy A. Knabe
Senior Vice President

SUNTRUST BANK

/s/	By:	/s/ Gregory Farno
Gregory Farno
Senior Vice President

ADMINISTRATIVE AGENT:

WACHOVIA BANK, NATIONAL ASSOCIATION

/s/	By:	/s/ Timothy A. Knabe
Timothy A. Knabe
Senior Vice President

ARRANGEMENT AGENT:

SUNTRUST BANK

/s/	By:	/s/ Gregory Farno
Gregory Farno
Senior Vice President